1290 FUNDS ®

1290 DoubleLine Dynamic Allocation Fund

SUPPLEMENT DATED OCTOBER 12, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2020, as supplemented, of 1290 Funds® (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com, or you can view, print, and download the documents at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the 1290 DoubleLine Dynamic Allocation Fund.

Effective immediately, R. Brendt Stallings of DoubleLine Capital LLP no longer serves as a member of the team that is responsible for the securities selection, research, and trading for the 1290 DoubleLine Dynamic Allocation Fund. All references to R. Brendt Stallings contained in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.